UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-22504

Clark Fork Trust

 (Exact Name of Registrant as Specified in Charter)

218 East Front Street, Suite 205, Missoula, Montana 59802

 (Address of Principal Executive Offices)  (Zip Code)

Capitol Services, Inc.

615 S. Dupont Hwy, Dover, DE 19901

 (Name and Address of Agent for Service)

With Copies To:

John H. Lively

Practus, LLP

11300 Tomahawk Creek Pkwy., Suite 310

Leawood, KS 66211

Registrant’s Telephone Number, including Area Code:  (406) 541-0130

Date of fiscal year end: May 31

Date of reporting period: May 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSRS in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

TARKIO FUND

(TARKX)

CLARK FORK TRUST

ANNUAL REPORT

MAY 31, 2020

Beginning in 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank.  Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by calling the Fund at (800) 231-2901, or submit a signed letter of instruction requesting paperless reports to 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio, 44147. If you own these shares through a financial intermediary, you may contact your financial intermediary to request your shareholder reports electronically.

Any time before January 1, 2021, you may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to receive paper copies of your shareholder reports calling the Fund at (800) 231-2901, or by submitting a signed letter of instruction requesting paper reports to 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio, 44147.  If you own these shares through a financial intermediary, contact the financial intermediary to request paper copies.  Your election to receive reports in paper will apply to all funds held with the fund complex or your financial intermediary.

TARKIO FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

MAY 31, 2020 (UNAUDITED)

The fiscal year ending May 31, 2020 marked one of the most volatile periods in stock market history with the Tarkio Fund (the “Fund”) ending the year down 3.67% vs. the stock market (as measured by the S&P 500 index) ending the year up 12.84%.  The S&P 500 rose 17.39% from May 31st of 2019 to December 31st of 2019.  The Fund generally kept pace with an increase of 15.67% during the same period, led by gains in Lumentum, Cognex, Manitowoc, CenturyLink, St. Joe Company and Colfax.

The story began to change at the beginning of the new year as COVID 19 began to spread in Wuhan Province, China.  By the end of March, the financial markets in the United States had been turned upside down as the virus rapidly spread across the country forcing our society and non-essential business operations to go into lock down.  From the intraday market top in mid-February to the intraday low in mid-March, the S&P 500 Index had declined –35.41%.  The Fund followed with a –34.25% decline for the same period.  The selling was so chaotic and fluctuations so violent both up and down during the fourth fiscal quarter that it is hard to pinpoint which stocks had the greatest impact on the Fund’s performance during this period.

The stock market is a discounting mechanism, meaning it attempts to anticipate the future, and as such it tends to reach its low point when the news and outlook look the absolute worst.  As such, during a near complete lockdown of the entire U.S. economy and soaring unemployment statistics, the market bottomed on March 23rd, but the S&P 500 ended on May 31st down only –5.77% for the 2020 calendar year-to-date.  The Fund was down –16.73% for that same period.

The investment strategy of the Fund is to identify attractive stocks based on management criteria that we believe have the potential to foster an organizational culture that can, over time, give the company a competitive advantage.  As the Fund’s advisor, our qualitative review of each portfolio company during the fiscal year was substantially focused on culture, where we attempted to identify the following management principles:

•

Integrity and trust

•

Long-term focus

•

Passion and purpose

•

Teamwork: cooperation, not competition

•

Employee empowerment: drive fear out of the organization

•

Disciplined capital allocation

As has been our historical practice, once those companies are identified, we attempt to purchase their stocks at an attractive price as a long-term owner of the business based upon our assessment of the potential cash flows of the business for as far out into the future as we think we can see.  If we believe we have accomplished those two things, our intention is to continue to hold those positions indefinitely.  Our primary focus is to continue to research the company’s management against our criteria, and whether we pare back or sell a position would be predicated upon whether and to what extent the company may drift away from our criteria.  Other than that, our intention is to hold through whatever may occur, including short-term economic cycles.  In the last fiscal

1

TARKIO FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE (CONTINUED)

MAY 31, 2020 (UNAUDITED)

year, we stuck with our philosophy, making relatively few adjustments to the portfolio during this volatile period.

Several of our companies were negatively affected by the shutdown.  The Container Store1 closed all ninety stores for over two months, General Electric2 experienced a dramatic slowdown in orders for its flagship jet engine business, Manitowoc3 ceased all U.S. manufacturing for a period, and YRCW4 saw trucking demand drop 24% practically overnight.  That said, a few companies actually benefitted  during this period: Costco5 was deemed to be an essential business and experienced strong sales gains, Danaher6 is the world’s leader in viral test systems and has been recognized as having the most accurate COVID 19 testing system available and given Cognex’s7 fortress balance sheet of 800m in cash and no debt, it’s stock has been viewed as a safe haven for investors during this period.  All that said, again, we did not make any major adjustments to attempt to improve our short-term performance in this chaotic environment.

Sticking to our original thesis however, we identified two companies during the fiscal year ended May 31, 2020 that we felt had drifted sufficiently from our management criteria that we began paring back these positions.  In addition, at some point during all this volatility, we had the opportunity from time to time to switch into companies that are more tightly aligned with our criteria at very attractive prices.  It is with a fair amount of sadness that we lost some confidence in and started transitioning out of YRCW and The Rogers Corporation during the fiscal year.

Our legacy business began purchasing The Rogers Corporation in 1988.  At that time, the company was being advised by Phil Fisher, an investor that we had been (and continue to this day) modeling our investment process from.  In 1988 the United States was just starting to acknowledge the miraculous progress and management philosophy that transitioned Toyota into the world’s most efficient manufacturing company.  Phil introduced many of these ideas to The Rogers Corporation (and to me) at that time.  I became quite close to the company for the next twenty years and learned so much about these management techniques, seeing firsthand Rogers’ adoption of continuous improvement processes.

Also, at that time, Rogers had a small division (inside a small company) that made printed circuit board materials for high frequency aero-space applications.  Although the business was tiny, not growing, and at that time had little prospects for growth, they had a superior technology and had a ninety percent market share for those aerospace applications.  That particular frequency, which serviced only a limited industry at the time, would eventually end up in the pocket of almost everyone around the globe, as it is the frequency best suited for cellular transmission.  As we speak, Rogers’ material is a vital component in ninety percent of all cell site base stations in every continent and with

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1 The Container Store (TCS) comprised 3.64% of the Fund as of May 31, 2020.

2 General Electric (GE) comprised 2.20% of the Fund as of May 31, 2020.

3 Manitowoc Company (MTW) comprised 6.86% of the Fund as of May 31, 2020.

4 YRC Worldwide (YRCW) comprised 1.78% of the Fund as of May 31, 2020.

5 Costco Wholesale Corp. (COST) comprised 4.66% of the Fund as of May 31, 2020.

6 Danaher Corp. (DHR) comprised 5.84% of the Fund as of May 31, 2020.

7 Cognex Corp. (CGNX) comprised 14.07% of the Fund as of May 31, 2020.

TARKIO FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE (CONTINUED)

MAY 31, 2020 (UNAUDITED)

all manufactures.  In addition, although Rogers’ products constitute only a small percentage of the total cost of these base station boxes, their presence is critical to the box’s functionality.  The combination of an essential value-added product with a small dollar content has enabled them to enjoy pricing power that other component suppliers in this industry do not have.  As cell usage grew, so did the importance to Rogers of this high frequency materials business, but it was still not large enough to attract a competitor that was willing to spend the billion or so dollars in research and development it would take to unseat Rogers from this enviable position.  Warren Buffett would call this the perfect business moat.

As the years went on, and several management changes later, the company’s commitment to our five principles started to drift and our working relationship with them also began to drift.  However, with each upgrade to the cellular network came an exponential increase in the demand for this unique material.  For the past five years we could see the granddaddy of all cellular upgrades (5G) emerging on the horizon.  In fact, the frequency for this network upgrade would require four times or more the amount of Rogers material used in the prior 4G architecture.  The magic of Rogers’ material is that it reduces friction which both increases the quality of the signal and reduces heat.  Reducing heat is a never-ending challenge in higher frequency transmissions, and without the Rogers materials these boxes would literally go up in flames.  The upgrade to 5G is a worldwide phenomenon, but the rest of world pales in comparison to the impending build-out in China where the dollar projections for the 5G build-out is a multiple of that of the rest of world combined.  Rogers was one of the first U.S. companies in the early 1990’s to establish a manufacturing foothold in China.

As 2018 ended, the ramp was imminent for a Chinese 5G build-out to begin in earnest beginning in 2019.  Although the stock had run up a bit in anticipation of the long awaited surge in 5G spending the size and duration (it is estimated to take between five and ten years for China to complete this upgrade project), we were confident that Rogers’ best years of stock performance were ahead of us.  Then came the trade war with China.  At the center of the U.S.’s punitive directives against the Chinese was that country’s dominate provider of telecom equipment and cellular networks: Huawei.  In fact, U.S. companies were instructed not to supply any product to Huawei.  In a mad rush, Huawei were forced to redesign their entire network to avoid using U.S. products, including the Rogers materials.  This beautiful, incredible moat had been breached.

Although nothing like what could have been, the future still looks good for Rogers as 5G gradually rolls out for the rest of the world.  That said, if Huawei is successful in developing a solution to the high-frequency friction problem with a less expensive material, it would pose a risk to Rogers that did not exist previously.  And without our full-on commitment to our management criteria we are sadly – after a successful thirty-eight-year run –transitioning slowly out of what had been hallowed ground in our portfolio.8

Our decision process is based solely on an evaluation of (1) the quality of the company and (2) the price or valuation of the company’s stock.  Occasionally a situation arises

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8 Rogers Corp. (ROG) comprised 4.65% of the Fund as of May 31, 2020.

TARKIO FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE (CONTINUED)

MAY 31, 2020 (UNAUDITED)

where a company is so potentially undervalued compared to its peers that there can be a tendency to either overlook or project qualitative virtues that are not there.   Such was the case with YRCW.

I began accumulating YRCW in the Fund almost three years ago during the beginning of a recovery in the less-than-truckload (LTL) trucking industry.  I would like to emphasize this was almost exclusively my decision with minor input at the time from our team.  The company had gone through a restructuring in 2009 when the great recession caught it overleveraged after consolidating five different LTL carriers just before the finical crisis hit.  For all intents and purposes, the prior shareholders basically lost all their equity and after a reverse stock split the stock sold for a fraction of the price-to-sales valuation of its competitors.  In addition, as a result of YRCW’s quixotic efforts to consolidate the industry, competition had been reduced to the point that pricing became stable, a phenomenon that the industry had never experienced before.  In the LTL space terminals are the industry’s most valuable asset as smaller shipments are being dropped off, consolidated, and redirected around the country.  Because YRCW consolidated the oldest most established companies in the industry, as painful as it was, they found themselves in the enviable position of having the most valuable strategically located collection of terminals across the country.  I became enchanted with a transformed, rapidly recovering industry, the cheapest stock I had ever seen in my forty-year career based upon sales per share, a potentially impregnatable moat in the form of the most strategically positioned terminal network in the industry and an industry rapidly favoring LTL versus truckload carriers as e-commerce was increasingly driving the industry toward smaller shipments.  Hence, I made the critical error of starting to accumulate a small position without our core management criteria in place.  Lured by price over quality.

As time passed, the industry dynamics continued to improve, and I believed the stock continued not to fully reflect YRCW’s position in the industry.  Our position continued to inch up.  Finally, I felt our position had grown to the size that we needed to take a deep dive into management.  We took a trip to Kansas City to meet with senior leadership.  The problem with putting valuation over management is it immediately creates a bias when evaluating management.  In other words, we had very low expectations.  Much to our delight, we liked the team and they were very open to our input on how to improve their culture.  Now looking back, it was a double dangerous situation: expectations so low we could only be impressed, combined with the false notion that we would be able to influence/advise on a major cultural transition.  One’s ego can be one’s worst enemy.

Despite the fact I got us into this situation, the entire Front Street Team reluctantly but fully supported our efforts on YRCW.  We have put an enormous amount of work following and working with the company with the hopes of a meaningful transformation.  After three years, we have not yet seen the type of improvement in customer metrics we had been hoping for.  In addition, over the past nine months, the company has made a couple of key personal changes that have reduced our visibility into the company’s commitment to major cultural change.  As a result, we started, again slowly, transitioning out of YRCW toward the end of the past fiscal year.9  I can say this is a rare instance

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9 YRC Worldwide (YRCW) comprised 1.78% of the Fund as of May 31, 2020.

TARKIO FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE (CONTINUED)

MAY 31, 2020 (UNAUDITED)

when we were so enamored with a valuation that we overlooked our ability to evaluate whether our core management criteria were being met.  Lesson learned!!

Lastly, since the last semiannual report, the Fund established a new full position in Envista.10  Earlier this year, Envista was spun off from Danaher, which is unquestionably the company that is the tightest to our criteria we have ever found.  The Danaher culture is born and bred into Envista and the recent market volatility gave us the opportunity to establish the position at an attractive valuation.  Envista is a leader in the dental service and equipment industry.  We will provide more on this company in future correspondence.

For a more thorough understanding of our investment process, including a description of our investment criteria and how we apply these criteria to our particular companies, we encourage you to read our past shareholder letters, available at www.tarkiofund.com/shareholder-info, as well as the Fund’s Prospectus, which can be obtained by calling 866-738-3629 or downloaded at www.tarkiofund.com. The last two investor letters are attached to this MDFP as exhibits for reference. We note our past shareholder letters are typically included with our quarterly account statements for shareholders that invest directly with the Fund.

We thank you for your investment in The Tarkio Fund.

Sincerely,

The Tarkio Team

Russ, Michele, Ginger, Jeremy & Dominic

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10 Envista Holdings (NVST) comprised 3.20% of the Fund as of May 31, 2020.

TARKIO FUND

SHAREHOLDER LETTER

QUARTER 1, 2020 (UNAUDITED)

A No-Load Mutual Fund Managed by:

Front Street Capital Management, Inc.

The world’s circumstances are quite different than they were only a month ago.  That said, we have always believed the one constant that does not change is human behavior.  It is this constant that we rely upon for selecting companies for your portfolio.  Letters like this that are included in our Tarkio Fund quarterly statements need to be written a month and a half in advance so they can be submitted for approval by our distributor.  This following letter was originally written at a time when “coronavirus” was merely an abstract term in a foreign land.  How quickly things can change.  For a brief moment, we considered not sending this letter out as it did not directly address current events.  But nothing could be further from the truth.  The message of the letter below is much more relevant today than it was February.  We are often asked: how can we know these things about our companies and their managements?  Our answer is always the same: it is by living with them over time, and the true test is how they behave during times of stress.  We are monitoring our companies daily and, in many cases, communicating with them directly.  We could not be prouder of how our management teams have reacted through this crisis.  As such we believe our companies will emerge from this dislocation stronger than they went in.  After each market dislocation our Investment Advisory portfolios have endured over the past three decades, we have always recovered.  We believe the management teams of our portfolio of companies have never been better according to the criteria laid out in the following letter.  As such, we have never been more confident in the prospects of these companies.

There are a number of companies out there that foster a work environment and culture that enable employees to continually improve themselves by empowering them to make decisions, thus allowing them to flourish and enjoy rewarding careers.  The advisor of your Fund, Front Street Capital Management, Inc. (Front Street), believes that such companies are able to outperform their peers in the marketplace over long periods of time.  I started my investing career way back in 1977 and Michele Blood and I have been using this “employee-empowerment” investment approach since 1988.  Heavily influenced by the work of Phil Fisher in the late 1980’s, we have continued this approach even after Michele and I founded Front Street and then the Fund, focusing Front Street’s research on employee-oriented management philosophies, including continuous improvement (or CCI), Total Quality Management, servant leadership, Conscious Capitalism, and lean manufacturing, among others.  Our investment strategy incorporates a set of management criteria that embody what we have learned to view as the most important themes that underpin these management philosophies.

Front Street uses these criteria for selecting companies for long-term ownership in the Fund.  Namely, we generally look for companies that feature:

•

Integrity of Management

•

Long-Term Focus

•

Purpose and Passion

•

Employee Empowerment – Driving Fear Out of the Organization

•

Teamwork – Cooperation, Not Competition

•

Disciplined Capital Allocation

TARKIO FUND

SHAREHOLDER LETTER (CONTINUED)

QUARTER 1, 2020 (UNAUDITED)

We strongly believe that companies that feature these characteristics can compound investors’ capital at meaningful rates over long periods of time.  Let’s explore these criteria a bit more.

Integrity of Management

When the Fund purchases stock in a company, we all become an owner of that company, and as such we believe we are a partner in that business.  As the Advisor to the Fund, we try to make sure our partners are trustworthy.  We research our companies extensively, consuming as much information as possible to learn how management conducts itself over time.  When they make promises, do they ultimately deliver?  Over long periods of time, the level of management integrity can become clear, especially in times of stress.  We like to see a track record of consistency between words and actions over a meaningful period before we begin to accumulate a position.

Long-Term Focus

We believe that sustained investment success requires long-term investment in quality companies.  What is long term?  I started investing in the Rogers Corporation 32 years ago and have owned it uninterrupted ever since.  Tarkio Fund too has owned 13 companies continuously since the year of its inception.11  We look for businesses aligned with this long-term investment time horizon: companies that embrace continual improvement and that are willing to sacrifice short term profits in order to improve the long-term performance of the business.  During any given short-term period, this could mean that the price of the stock will go down, as the company seeks to gain a long-term competitive advantage, for example by reinvesting in R&D or by avoiding layoffs during a downturn.  The result can (and often does) affect the short-term performance of the Fund.  But these periods serve to confirm to us a company’s commitment to the long-term while also providing us an opportunity to acquire shares at a more attractive valuation.  In the short-term, results will often not be linear.  It is paramount that Tarkio Fund investors recognize this and use it to their advantage.

Purpose and Passion

When a company’s purpose for existing is not simply to make money for its shareholders, but rather to fulfil a greater societal need, we believe it can develop a culture of passionate people who are committed to that purpose.  They can work harder, become more engaged and improve over time.  Employee and customer retention can be high.12  They make decisions from a long-term perspective.  Profit and cash become a means to an end.  And we believe these companies can end up significantly outperforming their competitors over time.

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11 This number includes three companies – Level Three Communications, Oclaro and Total Systems Services – that were acquired by Century Link, Inc., Lumentum Holdings and Global Payments, Inc., respectively.  In connection with these acquisitions, we acquired positions in each of these successor companies, which the Fund still holds today.

12 Businesses like Costco, The Container Store and Starbucks can develop an almost cult-like following among employees and customers.

TARKIO FUND

SHAREHOLDER LETTER (CONTINUED)

QUARTER 1, 2020 (UNAUDITED)

Employee Empowerment – Driving Fear Out of the Organization

We believe employees are generally motivated more by a feeling of a sense of accomplishment than by the size of their paycheck.  The Tarkio Fund seeks out companies that give employees at every level of the organization the ability to make meaningful decisions without fear of being reprimanded.  Helping the company overcome a challenge, no matter how small, creates a sense of accomplishment that in many companies is reserved only for managers.  We look for companies that encourage all employees to problem solve and to take on responsibility in order to contribute to the success of the organization.  We think the result is greater employee engagement, lower turnover, and more efficient and innovative problem solving at all levels.  Over the long term, we believe a company can leverage these factors to become a learning organization that continues to improve over time.

Teamwork – Cooperation, Not Internal Competition

Although humans are naturally competitive (we compete for finite resources), we believe internal competition in an organization is a disease that needs to be identified and rooted out by management.  We try to find companies that incent cooperation and cross-functional learning and work to curb internal competition.  Often a company will try to encourage competition in order to get more out of their workforce.  Over time, we think the result is a fragmented organization with barriers to effective communication and problem solving, resulting in wasted time, energy and capital.  We think a company that can freely share information and solve problems as a team is better equipped to move quickly in a rapidly changing economic environment.  By sharing (rather than hoarding) information, employees can more efficiently solve problems, improve their workspace and develop and refine best practices.

Disciplined Capital Allocation

Lastly, a company can win in the marketplace, but over the long term “all is for naught” unless they are prudent with how they spend their hard-earned cash flow.

We aim to be long term investors in businesses we have identified that best meet the above criteria.  There is always some balancing act between the qualitive factors in a business and the market valuation of the company.  We may change the mix of portfolio companies in the Fund to weigh more heavily the positions we expect to grow or where there is a large gap between our calculation of intrinsic value and the company’s stock price.  Sometimes this results in heavily weighting a company that we believe is in the early stages of a cultural transformation.  This is often where we believe we can see more potential in a company than Wall Street.  It is worth noting that the Fund also invests in communication technology and services companies, which is an industry we have invested in for the past thirty years and which we anticipate being a growing sector far into the future.

The Tarkio Fund aims to buy these types of businesses at attractive prices and hold them over long periods of time.  As a result, over shorter periods the Fund’s performance often diverges from that of the general market (sometimes positively and sometimes negatively) in our efforts to beat the market over the coming decades.  Consequently, our communications to Fund shareholders, which can be found on the

TARKIO FUND

SHAREHOLDER LETTER (CONTINUED)

QUARTER 1, 2020 (UNAUDITED)

Fund’s website www.tarkiofund.com, are intended to more fully explain our process so investors can determine whether our somewhat narrow investment philosophy aligns with their investment objectives.  The Tarkio Fund is not managed to minimize the impact of short-term fluctuations.  Our objective is to manage a Fund with a stable shareholder base, not with a larger asset base.  Our objective is to grow the Fund by compounding capital at meaningful rates over long periods of time.  We think investing the Fund’s assets according the investment criteria above, combined with the advantage of a stable shareholder base, is the best way to achieve this objective.  If you agree, we believe you are in the right mutual fund, and we don’t think you’ll be disappointed.

We thank you for your interest in the Tarkio Fund.

The mention of any investments in this commentary should not be considered a recommendation to sell or purchase the security(ies) mentioned or similar investments.  Please consult an investment professional on how the purchase or sale of such investments can be implemented to meet your particular investment objective or goals.   Investments in securities and/or similar investments are subject to risks.  It is important to obtain information about and understand these risks prior to investing.

Mutual Fund investing involves risk. Such risks associated with the Tarkio Fund (including but not limited to Small/Medium Capitalization Risks, Foreign Securities Risk, Fixed Income Securities Risk, Non-Diversification Risk, and New Fund/Adviser Risk) as well as applicable investment objectives, charges and expenses must be considered carefully before investing. This and other important information about the Tarkio Fund is found in the Prospectus, a copy of which or current performance information may be obtained by visiting www.tarkiofund.com or by contacting 866-738-3629. We encourage you to read the prospectus before investing.

Tarkio Fund is distributed by Arbor Court Capital, LLC - Member FINRA.

TARKIO FUND

SHAREHOLDER LETTER

QUARTER 2, 2020 (UNAUDITED)

A No-Load Mutual Fund Managed by:

Front Street Capital Management, Inc.

My formative years growing up were in the 1960’s. I spent much of those years enjoying films featuring actors such as Henry Fonda, Gary Cooper, Gregory Peck, and Jimmy Stewart. They always played characters who strived to do the right thing despite seemly insurmountable challenges that only the hero was willing to stand up to. The good guy hero (in those days it was almost always a guy) always found himself rewarded for his courage and conviction to do the right thing. Justice would always win out over the corrupt antagonist or the rigged system they were pitted against. This idea that justice prevails over time was therefore engrained in me from early on. Perhaps that is one reason that, as a young investor, I embraced Phil Fisher’s investment thesis that the finest, highest quality, best behaved companies end up providing the greatest investment returns over a long period of time. Our investment thesis is that the good guys will win in the end.

We believe we can find companies that have the courage of conviction and the vision to do the right thing by focusing on the following characteristics:

•

Integrity of Management

•

Employee Empowerment

•

Teamwork

•

Purpose and Passion

•

Long-Term Focus

•

Disciplined Capital Allocation

The current economic environment is truly a “black swan” event. Typically, the type of market movement we have seen the past couple months is often preceded by rampant overvaluations and speculation. An important macro-economic event is often simply a catalyst for a correction that was already waiting to happen. The decline in the early 1970’s was preceded by the “nifty fifty” hysteria, 1987 by the leveraged buyout craze, 2001 by the tech bubble and 2008 by the housing bubble. By contrast, economic behavior and valuations were not too severe coming into this particular crisis. For the past few years, we have seen erratic and unexpected changes in government policy (particularly regarding trade) prevent many businesses from committing to long-term projects. As the overall economy – and stock market – were marching along during the past two years, the industrial sector, unbeknownst to most, had already been suffering somewhat of a recession.

There was an argument to be made that stock valuations, in general, were a shade on the high side historically. But if you factor what we feel are unsustainably low level of interest rates into your valuation, we believe lots of businesses were actually cheap going into this.

We think that today’s challenging environment was created almost solely by a natural pandemic event and the world’s collective public health response to it. Neither we nor our companies were able to prepare for such an unprecedented and sudden shutdown

TARKIO FUND

SHAREHOLDER LETTER (CONTINUED)

QUARTER 2, 2020 (UNAUDITED)

of society. Some of our companies appear positioned to see short-term benefits from the temporary adjustments to daily life. Costco provides bulk essential items, Danaher’s Cephaloid division is a world leader in viral testing equipment and services, Global Payments processes online transactions, Lumentum and CenturyLink are essential in making our telecommunications network function. Others will likely be affected more neutrally in the short term as they may see some benefits as well as offsetting negative effects (Cognex, Berkshire Hathaway, Markel). We also have other companies that, in the short term, will most likely take the brunt of the shutdown. Manitowoc (which makes construction cranes), Herman Miller, (the world’s most efficient manufacturer and design leader in office furniture) and The Container Store (which has shut down all its stores until further notice) could face a difficult couple of quarters coming up.

Given the nature of this pandemic event and the corresponding response to slow it down, whether companies benefit in the short term or not is somewhat incidental in our opinion and is therefore not our main concern. While the stock prices of companies that are benefitting have dramatically recovered from the lowest levels reached earlier this month, negatively affected companies have not recovered to the same degree. We are long-term investors; hence our interest is in projecting what our companies will look like far into the future, not just next week, next month or next quarter.

Often, true character is revealed by one’s behavior during times of stress or crisis. We are not judging our companies based upon their random short-term results, but by how they are adhering to our preferred principles now that the chips are down. Coming out of past economic dislocations, many of our employee-empowered, cross-functionally communicating companies have gained tremendous advantages over their peers. Our efforts through this difficult period will be focused on how our companies behave through this stressful environment, not on how the stock price is reacting week to week. So far, we could not be prouder of the behavior exhibited by our portfolio of companies during this crisis. But we will keep monitoring them. Our evaluation during this crisis of the behavior of our companies’ management teams and their ability to stay true to their principles will likely heavily influence our portfolio decisions for the next several years afterward.

We have a couple companies in the portfolio that were in the early stages of a cultural and financial metamorphosis as we entered this dislocation. Our ability to identify companies that have changed leadership and are able to recreate themselves through time-proven management principles has been one of our great advantages to add extra value (alpha) to our long-term returns.  Some of these companies were not as far along on that journey as we would have preferred when this shutdown occurred. Two companies, General Electric and YRCW, were making dramatic operational improvements when things came to a standstill. Unfortunately, those improvements had not yet reached their bottom lines (often, resulting profit lags the implementation of improvements). Both companies were making headway in improving their less than optimal balance sheets, but did not have the time to gain the type of financial strength we would have preferred going into this crisis. This was, in part, due to the industrial recession referenced above. We think the biggest price appreciations coming out the other side of this pandemic-induced market event will not be from the companies whose stocks already reflect their strong position. Rather, our belief is that the biggest moves

TARKIO FUND

SHAREHOLDER LETTER (CONTINUED)

QUARTER 2, 2020 (UNAUDITED)

will be from those companies who are perceived by the market to be challenged during the downturn but then ultimately prevail. Using our criteria to judge how our companies are reacting to the stressful environment, both GE and YRCW have so far shown exemplary behavior. We believe, assuming they can maintain their equity positions without too much dilution, the upside potential for both should be tremendously rewarding.  We also have a realistic grasp of the situation and will try to keep the portfolio weightings of these positions appropriate.

Like those 1960s movie heroes, we have a strong belief that virtue prevails over time. We think this has been a big reason for our portfolio’s outperformance over the past three decades. That said, like in the movies, there are challenging periods when circumstances test the audience’s belief that our heroes will come out clean on the other side. Our process is based upon human nature, which we believe does not change over time. Over the next thirty years, we think the best companies will still be those that empower their workforces and focus on the long term. This remains the philosophy I prefer, and we want it to be the north star for the companies in our portfolio as well as for Front Street Capital. We think time will show that companies behaving according to our six criteria (especially during difficult times) not only benefit their employees, but also provide superior investment returns. In essence, we steadfastly believe that the “good guys will win in the end,” and to the best of our ability, we behave accordingly.

Please be safe and well.

Warm regards,

Russ and the Front Street Team

The mention of any investments in this commentary should not be considered a recommendation to sell or purchase the security(ies) mentioned or similar investments.  Please consult an investment professional on how the purchase or sale of such investments can be implemented to meet your particular investment objective or goals.   Investments in securities and/or similar investments are subject to risks.  It is important to obtain information about and understand these risks prior to investing.

Mutual Fund investing involves risk. Such risks associated with the Tarkio Fund (including but not limited to Small/Medium Capitalization Risks, Foreign Securities Risk, Fixed Income Securities Risk, Non-Diversification Risk, and New Fund/Adviser Risk) as well as applicable investment objectives, charges and expenses must be considered carefully before investing. This and other important information about the Tarkio Fund is found in the Prospectus, a copy of which or current performance information may be obtained by visiting www.tarkiofund.com or by contacting 866-738-3629. We encourage you to read the prospectus before investing.

Tarkio Fund is distributed by Arbor Court Capital, LLC - Member FINRA.

TARKIO FUND

SHAREHOLDER LETTER (CONTINUED)

QUARTER 2, 2020 (UNAUDITED)

Securities Mentioned in Equity News
Closing Share Price 4/30/2020
		Price Per	Portfolio
Description	Ticker	Share	Percentage
Berkshire Hathaway CL B	BRK/B	187.36	2.63%
Century Link, Inc.	CTL	10.62	7.09%
Cognex Corp.	CGNX	55.24	14.02%
Container Store	TCS	2.10	2.75%
Costco Wholesale Corp.	COST	303.00	4.68%
Danaher Corp.	DHR	163.46	5.86%
General Electric Co.	GE	6.80	2.32%
Global Payments, Inc.	GPN	166.02	4.00%
Herman Miller Inc.	MLHR	22.54	3.41%
Lumentum Holdings Inc.	LITE	80.91	7.31%
Manitowoc Company Inc.	MTW	9.22	6.62%
Markel Corp.	MKL	865.84	3.14%
YRC Worldwide Inc.	YRCW	1.72	2.51%

TARKIO FUND

PERFORMANCE ILLUSTRATION

MAY 31, 2020 (UNAUDITED)

 AVERAGE ANNUAL RETURNS

	1 Year	3 Years	5 Years	Since Inception *	Ending Value
Tarkio Fund	(3.67)%	(1.27)%	3.97%	7.44%	$ 18,978
S&P 500 ® Index	12.84%	10.24%	9.85%	12.36%	$ 28,291

Cumulative Performance Comparison of

$10,000 Investment Since Inception *

* Date of commencement of investment operations is June 28, 2011.

This chart assumes an initial investment of $10,000 made on the closing of June 28, 2011 (commencement of investment operations). Total return is based on the net change in net asset value (NAV) and assumes reinvestment of all dividends and other distributions.  Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The performance also reflects reinvestment of all dividend and capital gain distributions.  The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Standard & Poor’s 500 ® Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance.

TARKIO FUND

PORTFOLIO ILLUSTRATION

MAY 31, 2020 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the sectors the underlying securities represent as a percentage of the portfolio of investments.

Technology 33.53%
Basic Materials 1.76%
Communication Services 6.82%
Consumer Cyclical 5.30%
Consumer Defensive 4.66%
Financial Services 7.28%
Healthcare 9.04%
Industrials 24.98%
Money Market Fund 0.37%
Real Estate 6.26%

Sectors are categorized using Morningstar® classifications.

TARKIO FUND

SCHEDULE OF INVESTMENTS

MAY 31, 2020

Shares		Value

COMMON STOCK - 99.48%

Carpets and Rugs - 0.21%
22,775	Interface, Inc.	$ 193,360

Communications Equipment - 6.46%
80,206	Lumenthum Holdings, Inc. *	5,880,704

Construction Machinery & Equipment - 6.85%
666,315	Manitowoc Co., Inc. *	6,230,045

Dental Equipment & Supplies - 3.20%
137,635	Envista Holdings Corp. *	2,909,604

Drawing & Insulation of Nonferrous Wire - 1.79%
71,350	Corning, Inc.	1,626,067

Electronic & Other Electrical Equipment (No Computer Equipment) - 2.19%
303,602	General Electric Co.	1,994,665

Fire, Marine & Casualty Insurance - 5.17%
20,825	Berkshire Hathaway, Inc. Class B *	3,864,704
1,875	Fairfax Financial Holdings, Ltd. (Canada)	521,737
350	Markel Corp. *	314,097
		4,700,538
Industrial Instruments for Measurement, Display & Control - 19.87%
225,300	Cognex Corp.	12,783,522
31,833	Danaher Corp.	5,303,696
		18,087,218
Industrial Trucks, Tractors, Trailers & Stackers - 2.32%
134,225	Terex Corp.	2,110,017

Land Subdividers & Developers (No Cemeteries) - 6.25%
295,675	The St. Joe Co. *	5,691,744

National Commercial Banks - 2.10%
19,650	JPMorgan Chase & Co.	1,912,141

Office Furniture - 3.39%
134,175	Herman Miller, Inc.	3,088,709

Optical Instruments & Lenses - 1.11%
21,150	II-VI, Inc. *	1,005,260

The accompanying notes are an integral part of these financial statements.

TARKIO FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

MAY 31, 2020

Shares		Value

Plastic Materials, Synth Resins & Nonvulcan Elastomers - 4.65%
39,050	Rogers Corp. *	4,227,553

Printed Circuit Boards - 1.20%
76,850	Kimball Electronics, Inc. *	1,090,502

Pumps & Pumping Equipment - 2.99%
97,125	Colfax Corp.	$ 2,725,327

Retail-Catalog & Mail-Order Houses - 0.04%
15	Amazon.com, Inc. *	36,636

Retail-Eating Places - 1.40%
1,270	Chipotle Mexican Grill, Inc. *	1,274,966

Retail-Home Furniture, Furnishings & Equipment Stores - 3.64%
1,161,425	The Container Store Group, Inc. *	3,310,061

Retail-Variety Stores - 4.65%
13,720	Costco Wholesale Corp.	4,232,208

Services-Business Services - 4.22%
21,401	Global Payments, Inc.	3,841,265

Services-Prepackaged Software - 3.87%
91,050	National Instruments Corp.	3,525,456

Steel Works, Blast Furnaces & Rolling Mills (Coke Ovens) - 1.76%
37,900	Nucor Corp.	1,601,654

Telephone & Telegraph Apparatus - 1.56%
25,750	Ciena Corp. *	1,422,945

Telephone Communications (No Radiotelephone) - 6.81%
630,634	CenturyLink, Inc.	6,199,132

Trucking (No Local) - 1.78%
1,094,400	YRC Worldwide, Inc. (a) *	1,619,712

TOTAL FOR COMMON STOCK (Cost $82,048,040) - 99.48%		90,537,489

MONEY MARKET FUND - 0.37%
338,012	Federated Government Obligations Fund - Institutional Class 0.09% ** (Cost $338,012)	338,012

TOTAL INVESTMENTS (Cost $82,386,052) - 99.85%		90,875,501

TARKIO FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

MAY 31, 2020

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.15%	137,077

NET ASSETS - 100.00%	$91,012,578

* Non-income producing securities during the period.

** The rate shown represents the 7-day yield at May 31, 2020.

(a) The Fund and the Adviser, in combination, owned more than 5% of the outstanding voting shares of the company during the year ended May 31, 2020.

The accompanying notes are an integral part of these financial statements.

TARKIO FUND

STATEMENT OF ASSETS AND LIABILITIES

MAY 31, 2020

Assets:
Investments in Securities, at Value (Cost $76,796,359)	$ 89,255,789
Investment in Affiliated Security, at Value (Cost $5,589,693)	1,619,712
Cash	1,000
Receivables:
Shareholder Subscriptions	23,255
Securities Sold	32,722
Dividends	220,326
Total Assets	91,152,804
Liabilities:
Payables:
Securities Purchased	66,157
Accrued Adviser Fees	55,552
Accrued Service Fees	18,517
Total Liabilities	140,226
Net Assets	$ 91,012,578

Net Assets Consist of:
Paid In Capital	$ 85,571,032
Distributable Earnings	5,441,546
Net Assets, for 5,522,867 Shares Outstanding (unlimited shares authorized)	$ 91,012,578

Net asset value, offering price, and redemption price per share	$ 16.48

The accompanying notes are an integral part of these financial statements.

TARKIO FUND

STATEMENT OF OPERATIONS

For the year ended MAY 31, 2020

Investment Income:
Dividends (Net of foreign withholding tax of $3,938)	$ 1,146,999
Total Investment Income	1,146,999

Expenses:
Advisory Fees (Note 4)	757,966
Interest Fees	123
Service Fees (Note 4)	252,655
Total Expenses	1,010,744

Net Investment Income	136,255

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain on Investments	4,559,761
Net Realized Loss on Affiliated Investments	(5,393,328)
Net Change in Unrealized Depreciation on Investments	(4,332,541)
Net Change in Unrealized Appreciation on Affiliated Investments	1,850,141
Net Realized and Unrealized Loss on Investments	(3,315,967)

Net Decrease in Net Assets Resulting from Operations	$ (3,179,712)

The accompanying notes are an integral part of these financial statements.

TARKIO FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Years Ended
	5/31/2020	5/31/2019
Decrease in Net Assets From Operations:
Net Investment Income	$ 136,255	$ 759,030
Net Realized Gain on Investments	4,559,761	3,152,621
Net Realized Gain (Loss) on Affiliated Investments	(5,393,328)	-
Net Change in Unrealized Depreciation on Investments	(4,332,541)	(8,036,580)
Net Change in Unrealized Appreciation (Depreciation) on Affiliated Investments	1,850,141	(6,051,676)
Net Decrease in Net Assets Resulting from Operations	(3,179,712)	(10,176,605)

Distributions to Shareholders:
Distributions	(5,490,866)	(2,807,411)
Total Dividends and Distributions Paid to Shareholders	(5,490,866)	(2,807,411)

Capital Share Transactions (Note 5):
Proceeds from Sale of Shares	4,249,635	11,592,923
Net Asset Value of Shares Issued on Reinvestment of Dividends	5,490,866	2,807,411
Cost of Shares Redeemed	(7,620,673)	(6,542,974)
Net Increase in Net Assets from Shareholder Activity	2,119,828	7,857,360

Net Assets:
Net Decrease in Net Assets	(6,550,750)	(5,126,656)
Beginning of Year	97,563,328	102,689,984
End of Year	$ 91,012,578	$ 97,563,328

The accompanying notes are an integral part of these financial statements.

TARKIO FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each year.

	Years Ended
	5/31/2020	5/31/2019	5/31/2018	5/31/2017	5/31/2016

Net Asset Value, at Beginning of Year	$ 18.00	$ 20.52	$ 18.93	$ 14.40	$ 15.12

Income (Loss) From Operations:
Net Investment Income (Loss) *	0.02	0.14	0.07	(0.01)	- (a)
Net Realized and Unrealized Gain (Loss) on Investments	(0.51)	(2.12)	1.89	4.62	(0.67)
Total from Investment Operations	(0.49)	(1.98)	1.96	4.61	(0.67)

Distributions:
Net Investment Income	(0.03)	(0.11)	(0.04)	(0.01)	-
Realized Gains	(1.00)	(0.43)	(0.33)	(0.07)	(0.05)
Total from Distributions	(1.03)	(0.54)	(0.37)	(0.08)	(0.05)

Net Asset Value, at End of Year	$ 16.48	$ 18.00	$ 20.52	$ 18.93	$ 14.40

Total Return **	(3.67)%	(9.36)%	10.21%	32.07%	(4.41)%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 91,013	$97,563	$102,690	$72,946	$ 35,365
Ratio of Expenses to Average Net Assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.13%	0.72%	0.32%	(0.04)%	(0.02)%
Portfolio Turnover	18.76%	20.10%	27.67%	9.71%	12.19%

(a) Amount calculated is less than 0.005.

* Per share net investment income (loss) has been determined on the basis of average shares method.

** Total Return represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of all Fund distributions.

The accompanying notes are an integral part of these financial statements.

TARKIO FUND

NOTES TO FINANCIAL STATEMENTS

MAY 31, 2020

 1.    ORGANIZATION

The Clark Fork Trust (the “Trust”) is registered as an open-end management investment company under the Investment Company Act of 1940 (the “Act”) and was organized as a statutory trust under the laws of Delaware by the filing of a Certificate of Trust on October 28, 2010.  The Trust is authorized to issue one or more series of beneficial interests and issue classes of any series or divide shares of any series into two or more separate classes.  The Trust currently consists of one series of units of beneficial interest (“shares”) called the Tarkio Fund (the “Fund”).  The Fund is a non-diversified fund.  The investment adviser to the Fund is Front Street Capital Management, Inc. (the “Adviser”).

The Fund’s investment objective is long term growth of capital.

2.    SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946-Financial Services-Investment Companies.

SECURITY VALUATIONS: All investments in securities are recorded at their estimated fair value as described in Note 3.

FEDERAL INCOME TAXES: The Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to their shareholders. Therefore, no federal income tax provision is required.  It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code.  This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income.  In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2017-2019), or expected to be taken in the Funds’ 2020 year-end tax returns. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations when incurred.  During the year ended May 31, 2020, the Fund did not incur any interest or penalties.

TARKIO FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MAY 31, 2020

USE OF ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

DISTRIBUTIONS TO SHAREHOLDERS:  Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes.  These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund.

OTHER:  The Fund records security transactions on the trade date.  Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis. The Fund uses the specific identification method in computing gain or loss on sale of investment securities.

3.  SECURITIES VALUATIONS

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination

TARKIO FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MAY 31, 2020

of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS: The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity securities (common stock) - Equity securities are valued by using market quotations furnished by a pricing service when the Adviser believes such prices accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is valued by the pricing service at its last bid price. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded in the NASDAQ over-the-counter market are valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value or when restricted or illiquid securities are being valued, such securities are valued at a fair value as determined by the Adviser in good faith, in accordance with guidelines adopted by and subject to review of the Board of Trustees (“Board”). Manually priced securities held by the Fund (if any) are reviewed by the Board on a quarterly basis, and are categorized as Level 2 or 3, depending on the inputs used.

Money market mutual funds are generally priced at the ending net asset value (“NAV”) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of May 31, 2020:

Valuation Inputs of Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$ 90,537,489	$ -	$ -	$ 90,537,489
Money Market Fund	338,012	-	-	338,012
Total	$ 90,875,501	$ -	$ -	$ 90,875,501

* See the Schedule of Investments for categories by industry.

The Fund did not hold any Level 3 assets or derivative instruments at any time during the year ended May 31, 2020.

AFFILIATED COMPANIES: If a Fund and/or Adviser owns 5% or more of the outstanding voting securities, either directly or indirectly, of a particular issuer, the 1940

TARKIO FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MAY 31, 2020

Act deems such an issuer to be an “affiliate” of the Fund. As of and during the year ended May 31, 2020, the Fund and Adviser, in combination, owned 5% or more of the outstanding voting securities of the issuers identified in the table below and therefore those issuers are considered affiliates of that Fund for purposes of the 1940 Act. The table below sets forth information regarding the Fund’s investment in an affiliated company.

YRC Worldwide, Inc.
Market Value as of May 31, 2019	$ 6,142,068
Purchases	673,848
Sales	(1,653,017)
Net Realized Loss on Sale of Investments	(5,393,328)
Net Change in Unrealized Appreciation on Investments Held at Year End	1,850,141
Market Value as of May 31, 2020	$ 1,619,712
Share Balance as of May 31, 2020	1,094,400
Dividend Income	$ -

4.  RELATED PARTY TRANSACTIONS

INVESTMENT ADVISER: Front Street Capital Management, Inc. serves as investment adviser to the Fund.  Subject to the authority of the Board, the Adviser is responsible for management of the Fund's investment portfolio. The Adviser is responsible for selecting the Fund's investments according to the Fund's investment objective, policies and restrictions. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly in arrears at an annual rate of 0.75% of the average daily net assets of the Fund during the term of the Investment Advisory Agreement (“Agreement”).

Under the Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund.  The Adviser pays the operating expenses of the Fund excluding fees payable under the Agreement and the Services Agreement, brokerage fees and commissions, taxes, interest expense, the costs of acquired fund fees and expenses, and extraordinary expenses.  For the year ended May 31, 2020, the Adviser earned $757,966 in Advisory fees.  At May 31, 2020, the Fund owed the Adviser $55,552.

The Fund entered into a Services Agreement with the Adviser. Under the Services Agreement the adviser is obligated to provide executive and administrative services, assist in the preparation of the Trust’s tax returns and various reports to shareholders, and provide non-investment related statistical and research data.  In addition, the Adviser is also obligated to pay for certain operational expenses of the Fund including those related to transfer agency, fund accounting, audit, legal and chief compliance officer services.  Under the Services Agreement, the Adviser receives an additional fee of 0.25% of the average daily net assets of the Fund and is obligated to provide executive and administrative services, assist in the preparation of the Trust’s tax returns and various reports to shareholders, and provide non-investment related statistical and research data.

TARKIO FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MAY 31, 2020

For the year ended May 31, 2020, the Fund incurred $252,655 in service fees. At May 31, 2020 the Fund owed $18,517 in service fees to the Adviser.

Officers and a Trustee of the Trust are also Officers of the Adviser.

5.  CAPITAL SHARE TRANSACTIONS

At May 31, 2020, paid in capital amounted to $85,571,032 of the Fund. Transactions in capital stock were as follows:

	Year ended May 31, 2020		Year ended May 31, 2019
	Shares	Amount	Shares	Amount
Shares sold	235,447	$ 4,249,635	571,353	$ 11,592,923
Shares issued in reinvestment of dividends	277,878	5,490,866	174,265	2,807,411
Shares redeemed	(411,346)	(7,620,673)	(328,880)	(6,542,974)
Net increase	101,979	$ 2,119,828	416,738	$ 7,857,360

6.  INVESTMENT TRANSACTIONS

For the year ended May 31, 2020, purchases and sales of investment securities, other than short-term investments, were as follows:

Purchases

Investment Securities                          $ 18,802,700

Sales

Investment Securities                          $ 22,186,851

7.  TAX INFORMATION

As of May 31, 2020, the net unrealized appreciation of investments for tax purposes was as follows:

Gross Appreciation	$ 27,163,380
Gross (Depreciation)	(19,949,053)
Net Appreciation on Investments	$ 7,214,327

At May 31, 2020, the aggregate cost of securities for federal income tax purposes was $83,661,174.

As of the fiscal year ended May 31, 2020, the components of distributable earnings/(accumulated losses) on a tax basis are as follows:

Undistributed Ordinary Income

  $       97,434

Accumulated and other losses

                    (1,870,215)

Unrealized Appreciation

      7,214,327

  $  5,441,546

TARKIO FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MAY 31, 2020

The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer $1,870,214 of such capital losses.

8.  DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended May 31, 2020 and 2019 were as follows:

	2020	2019
Ordinary Income	$ 223,168	$ 574,683
Long-Term Capital Gain	$ 5,267,698	$ 2,232,728

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP.

9.  COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Fund may enter into contracts that may contain a variety of representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

10.  CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2 (a) (9) of the Act. As of May 31, 2020, TD Ameritrade, Inc. held in an omnibus account for the benefit of others approximately 77% of the voting securities of the Fund. The Fund does not know whether any underlying accounts of TD Ameritrade, Inc., owned or controlled 25% of the voting securities of the Fund.

11.  MARKET RISK

Overall market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions and depressions, or other events could have a significant impact on the Fund and its investments and could result in increased liquidity risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns.  During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments.

TARKIO FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MAY 31, 2020

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

12.  SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  Management has evaluated the impact of all subsequent events on the Fund through the issuance date of these financial statements and has noted no such events requiring accounting or disclosure.

13.  NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued Accounting Standards Update (“ASU”) 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. The Fund has adopted these amendments.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Tarkio Fund and

Board of Trustees of Clark Fork Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Tarkio Fund (the “the Fund”), a series of Clark Fork Trust, as of May 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended  (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of May 31, 2020, by correspondence with the custodian and brokers.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2011.

COHEN & COMPANY, LTD.

Cleveland, Ohio

July 29, 2020

TARKIO FUND

EXPENSE ILLUSTRATION

MAY 31, 2020 (UNAUDITED)

Expense Example

As a shareholder of the Tarkio Fund, you incur costs such as ongoing costs which consist of management fees and service fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, December 1, 2019 through May 31, 2020.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	December 1, 2019	May 31, 2020	December 1, 2019 to May 31, 2020
Actual	$1,000.00	$ 839.71	$4.60
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,020.00	$5.05

* Expenses are equal to the Fund's annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

TARKIO FUND

TRUSTEES & OFFICERS

MAY 31, 2020 (UNAUDITED)

Name, Address(1) and Age	Position(s) with the Trust	Length of Term of Office and Time Served	Principal Occupation(s) during Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees and Officers
Russell T. Piazza (2) (64)	Interested Trustee and Chairman of the Board of Trustees and President	Indefinite Term; Since 2011	Registered Representative, Crowell Weedon & Co. (stock brokerage and financial advisory services company), 1977 to 1979. President & Portfolio Manager, Vice President of Investments, Piper Jaffray & Co. (stock brokerage and investment advisory firm), 1979 to 2006. Portfolio Manager, Front Street Capital Management, Inc., 2006 to Present.	1	None
Virginia Belker (54)	Chief Compliance Officer	Indefinite Term; Since 2011

Branch Administrative Manager, Piper Jaffray & Co. (stock brokerage and investment advisory firm), 2006. Branch Administrative Manager, UBS Financial Services, 2006. Chief Compliance Officer, Front Street Capital Management, Inc. 2006 to Present.

				N/A	N/A
Michele Blood (54)	Treasurer	Indefinite Term; Since 2015

Senior Registered Investment Assistant at Piper Jaffray & Co. (stock brokerage and investment advisory firm),  from 1987 until 2006 (merged with UBS Financial Services in 2006).  Co-founder and Vice President of Front Street Capital Management, Inc. 2006 to present.  Michele received her certificate of Accounting and Technology from the University of Montana, College of Technology.

				N/A	N/A
John H. Lively (51)	Secretary	Indefinite Term; Since 2010	Attorney, Practus, LLP (law firm), May 1, 2018 to present; Attorney, The Law Offices of John H. Lively & Associates, Inc. (law firm), March 2010 to April 30, 2018.	N/A	N/A
Independent Trustees
Simona Stan (54)	Independent Trustee	Indefinite Term; Since 2011	Associate Professor of Marketing and Interim Director of the MBA Program in the School of Business Administration at the University of Montana College of Business (Since 2006); Assistant Professor at University of Oregon (2001 – 2006).	1	None
Michael Munsey (73)	Independent Trustee	Indefinite Term, Since May 2013	Owner, The Depot (restaurant), Missoula, Montana, founded in 1974	1	None

(1) The address of each trustee and officer is c/o Clark Fork Trust, 218 East Front Street, Suite 205, Missoula, Montana 59802.

(2) Trustee who is considered an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940 by virtue of his affiliation with the Adviser.

TARKIO FUND

ADDITIONAL INFORMATION

MAY 31, 2020 (UNAUDITED)

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12 month period ended June 30, are available without charge upon request by (1) calling the Fund at (800) 231-2901 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Portfolio Holdings - The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT.  The Fund’s first and third fiscal quarters end on February 28 and August 31. The Form N-PORT filing must be made within 60 days of the end of the quarter. The Fund’s Forms N-PORT are available on the SEC’s website at http://sec.gov, or this information may be obtained, after paying a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov. You may also obtain copies by calling the Fund at 1-800-231-2901.

Additional Information - The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (800) 231-2901 to request a copy of the SAI or to make shareholder inquiries.

Annual Investment Advisory Agreement Renewal - At a meeting held on April 16, 2020, the Board of Trustees (the “Board”) considered the renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust and Front Street Capital Management, Inc. (the “Adviser”) on behalf of the Tarkio Fund (the “Fund”). In approving the Agreement, the Board of Trustees considered and evaluated the following factors: (i) the investment performance of the Fund and the Adviser; (ii) the nature, extent and quality of the services provided by the Adviser to the Fund;  (iii) the cost of the services to be provided and the profits to be realized by the Adviser from the relationship with the Fund; (iv) the extent to which economies of scale will be realized as the Fund grows; (v) whether the fee levels reflect these economies of scale to the benefit of shareholders; and (vi) the Adviser’s practices regarding possible conflicts of interest.

In assessing these factors and reaching its decisions, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings, as well as information specifically prepared and/or presented in connection with the annual renewal process, including information presented at this Meeting. The Board requested and was provided with information and reports relevant to the annual renewal of the Agreement, including: (i) reports regarding the services and support provided to the Fund and its shareholders by the Adviser; (ii) assessments of the investment performance of the Fund by personnel of the Adviser; (iii) commentary on the reasons for the performance; (iv) presentations addressing the Adviser’s investment philosophy, investment strategy, personnel, and operations; (v) compliance and audit reports concerning the Fund; (vi) disclosure information contained in the registration statement of the Trust and the Form ADV of the Adviser; (vii) information on relevant developments in the mutual fund industry and how the Fund or the Adviser are responding to them; and (viii) a memorandum from Counsel, that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board in order to make an informed decision. The Board also requested and received various informational materials including, without limitation: (i) documents containing information about the Adviser, including financial information, a description of personnel and the services provided to the Fund, information on investment advice, performance, summaries of Fund expenses, compliance program, current legal matters, and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Fund; (iii) the anticipated effect of size on the Fund’s performance and expenses; and (iv) benefits to be realized by the Adviser from its relationship with the Fund.  The Board did not identify any particular information that was most relevant to its consideration to approve the Agreement and each Trustee may have afforded different weight to the various factors.

TARKIO FUND

ADDITIONAL INFORMATION (CONTINUED)

MAY 31, 2020 (UNAUDITED)

1.

Nature, Extent, and Quality of the Services Provided by the Adviser

In considering the nature, extent, and quality of the services provided by the Adviser, the Trustees reviewed the responsibilities of the Adviser under the Agreement. The Trustees reviewed the services being provided by the Adviser to the Fund including, without limitation: the quality of its investment advisory services (including research and recommendations with respect to portfolio securities); its process for formulating investment recommendations and assuring compliance with the Fund’s investment objective, strategies, and limitations, as well as for ensuring compliance with regulatory requirements; its coordination of services for the Fund among the service providers and the Independent Trustees; its efforts to promote the Fund and grow its assets; and its provision of a Chief Compliance Officer to the Fund. The Trustees noted the Adviser’s continuity of, and commitment to retain, qualified personnel and its commitment to maintain and enhance its resources and systems; the commitment of the Adviser’s personnel to finding alternatives and options that allow the Fund to maintain its goals; and the Adviser’s continued cooperation with the Independent Trustees and Counsel for the Fund. The Trustees evaluated the Adviser’s personnel, including the education and experience of its personnel.  They considered the Adviser’s decision to add two additional portfolio managers to serve the Fund. The Trustees discussed the Adviser’s ongoing efforts to educate investors about the Fund and their overall investment philosophy.  After reviewing the foregoing information and further information in the materials provided by the Adviser (including the Adviser’s Form ADV), the Board concluded that, in light of all the facts and circumstances, the nature, extent, and quality of the services provided by the Adviser were satisfactory and adequate for the Fund.

2.

Investment Performance of the Fund and the Adviser

In considering the investment performance of the Fund and the Adviser, the Trustees compared the short and long-term performance of the Fund with the performance of a group of mid-cap growth funds as categorized by Morningstar as the Fund’s peer group (the “Category”).  The Category performance data covered Q4 2019, 1-, 3-, and 5-year periods ended December 31, 2019.  For Q4 2019 the Fund outperformed its Category but for 1-, 3-, and 5-year periods, the Fund trailed the Category average.  It was further noted that for the 1-, 3- and 5- year periods ended December 31, 2019, the Fund underperformed the S&P 500 Index, its benchmark index.  The Trustees noted that the Adviser manages separate accounts with the same investment objective as the Fund and that most of these accounts performed similarly with the Fund’s performance for the calendar year 2019.  It was noted that performance differences between the separate accounts and the Fund are attributed to differences in cash flows of the Fund versus those of the separate accounts.  The Trustees also considered the Adviser’s discussion of the Fund’s performance for the 1-year, 5-year and since inception periods ended March 31, 2020, noting that the Fund underperformed its benchmark index for each of the periods.  They discussed the Adviser’s investment process, noting that the Fund has experienced periods of outperformance as well underperformance relative to its benchmark index and Category average over the life of the Fund.  The Trustees further noted that the Fund is not managed to track the performance of the benchmark index or its Category average.  After reviewing and discussing the investment performance of the Fund further, the Adviser’s experience managing the Fund, the Adviser’s historical investment performance, and other relevant factors, the Board concluded, in light of all the facts and circumstances, that the investment performance of the Fund and the Adviser was satisfactory.

3.

Costs of the Services to be provided and profits to be realized by the Adviser

In considering the costs of the services to be provided and profits to be realized by the Adviser from the relationship with the Fund, the Trustees considered: (1) the Adviser’s financial condition and the level of commitment to the Fund and the Adviser by the principals of the Adviser; (2) the asset level of the Fund; (3) the overall expenses of the Fund; and (4) the nature and frequency of advisory fee payments.  The Trustees noted that the Adviser was profitable for the 2019 calendar

TARKIO FUND

ADDITIONAL INFORMATION (CONTINUED)

MAY 31, 2020 (UNAUDITED)

year regarding its services to the Fund.  The Trustees reviewed information provided by the Adviser regarding its profits associated with managing the Fund. The Trustees also considered potential benefits for the Adviser in managing the Fund.  The Trustees then compared the fees and expenses of the Fund (including the management fee) to its Category.  They found that the Fund’s management fee of 0.75% per annum was equal to the Category average.  The Trustees also considered that the Adviser pays certain of the Fund’s operating expenses out of its management fee and administrative services fee, which in total equals 1.00% per annum. The Trustees noted that the Fund’s overall expense ratio of 1.00% per annum was 0.17% less than the Category average. Based on the foregoing, the Board concluded that the fees to be paid to the Adviser and the profits to be realized by the Adviser, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by the Adviser.

4.

Economies of Scale

The Trustees next considered the impact of economies of scale on the Fund’s size and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors. The Trustees considered that while the advisory fee remained the same at all asset levels, the Fund’s shareholders had experienced benefits from the fact that the Adviser was obligated to pay certain of the Fund’s operating expenses which had the effect of limiting the overall fees paid by the Fund.  The Trustees also considered the Adviser’s decision to voluntarily reduce its management fee over the years. In light of its ongoing consideration of the Fund’s asset levels, expectations for growth in the Fund, and fee levels, the Board determined that the Fund’s fee arrangements, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by the Adviser.

5.

Possible conflicts of interest and benefits to the Adviser.

In considering the Adviser’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund and the Adviser’s other accounts; and the substance and administration of the Adviser’s code of ethics.  The Trustees also considered disclosure in the registration statement of the Trust relating to the Adviser’s potential conflicts of interest.  The Trustees also considered the Adviser’s practices regarding brokerage and portfolio transactions, including particularly the Adviser’s practice for seeking best execution for the Fund’s portfolio transactions and potential benefits that may be viewed as soft dollars that could result from its trading. The Trustees considered the process by which evaluations are made, noting that the Fund is no longer charged brokerage commissions on its trades.  The Trustees did not identify any other potential benefits (other than the management fee and administrative services fee) that would inure to the Adviser. The Trustees noted that the Adviser has an affiliated investment adviser and discussed the compliance process followed to address any potential conflicts of interest. Based on the foregoing, the Board determined that the standards and practices of the Adviser relating to the identification and mitigation of potential conflicts of interest and the benefits to be realized by the Adviser in managing the Fund were satisfactory.

INVESTMENT ADVISER

Front Street Capital Management, Inc.

218 East Front Street, Suite 205

Missoula, MT  59802

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Ave., Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Practus, LLP

11300 Tomahawk Creek Pkwy., Suite 310

Leawood, KS 66211

CUSTODIAN

Huntington National Bank

41 South Street

Columbus, OH 43125

TRANSFER AGENT AND FUND ACCOUNTANT

Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

DISTRIBUTOR

Arbor Court Capital, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(c)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

Item 3. Audit Committee Financial Expert.

(a)(1)	The registrant does not have an audit committee financial expert serving on its audit committee.

(a)(2)	Not applicable.

(a)(3)

At this time, the registrant believes that the collective experience provided by the members of the audit committee together offer the registrant adequate oversight for the registrant's level of financial complexity.

Item 4. Principal Accountant Fees and Services

(a)

Audit Fees

FY 2020

$ 13,500

FY 2019

$ 13,500

(b)

Audit-Related Fees

Registrant

FY 2020

$ 0

FY 2019

$ 0

(c)

Tax Fees

Registrant

FY 2020

$ 3,500

FY 2019

$ 3,500

Nature of the fees:

Tax preparation and filing.

(d)

All Other Fees

Registrant

FY 2020

$ 0

FY 2019

$ 0

(e)	(1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	Percentages of Services for which the Pre-Approval Requirement is Waived

Registrant

Audit-Related Fees:	0%
Tax Fees:	0%
All Other Fees:	0%

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than fifty percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant                 Adviser

FY 2020                  $3,500                         $0

FY 2019                  $3,500                         $0

(h)           Not applicable.  The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies.   Not applicable.

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Closed End fund Proxy Voting Policies/Procedures. Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9. Purchases of Equity Securities by Closed End Funds. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders. The guidelines applicable to shareholders desiring to submit recommendations for nominees to the Registrant's board of trustees are contained in the Trust’s Statement of Additional Information.

Item 11. Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable.

Item 13.  Exhibits.

(a) (1)                      Code is filed herewith.

(2)

Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule  30a-2under the Investment  Company Act of 1940 are filed herewith.

     (3)                      Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Clark Fork Trust

By /s/ Russell T. Piazza

     Russell T. Piazza

     Chairman of the Board, Principal Executive Officer

Date: August 5, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By /s/ Russell T. Piazza

      Russell T. Piazza

      Chairman of the Board, Principal Executive Officer

Date: August 5, 2020

By /s/ Michele Blood

      Michele Blood

      Principal Financial Officer, Treasurer

Date: August 5, 2020